Exhibit 10.1


    EIGHTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT AND WAIVER OF DEFAULTS

     This Amendment, dated as of November 13, 2001, is made by and between FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

     The Borrower and the Lender have entered into a Credit and Security Agreement dated as of October 9, 1998, as amended by that certain Amendment to Credit and Security Agreement and Waiver of Defaults dated April 13, 1999, as amended by that certain Second Amendment to Credit and Security Agreement dated November 10, 1999, as amended by that certain Third Amendment to Credit and Security Agreement dated March 24, 2000, as amended by that certain Fourth Amendment to Credit and Security Agreement dated August 3, 2000, as amended by that certain Fifth Amendment to Credit and Security Agreement dated November 8, 2000, as amended by that certain Sixth Amendment to Credit and Security Agreement dated March 9, 2001, and as amended by that certain Seventh Amendment to Credit and Security Agreement dated May 30, 2001 (collectively, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          (a) The definition of "Collateral" contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced as follows:

     "Collateral" means all of the Borrower's Accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of any Security Document; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender; (vii) all sums on deposit in the Special Account; and (viii) proceeds of any and all of the foregoing.

          (b) The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     "Borrowing Base" means, at any time the lesser of:

          (a) the Maximum Line; or

          (b) subject to change from time to time in the Lender's sole discretion, the sum of:

               (A)  the  lesser  of  (x)  85%  of  Eligible  Accounts,   or  (y)
               $6,500,000.00, plus

               (B) the lesser of (x) 60% of Eligible Inventory (exclusive of Eligible Raw Materials Inventory), or (y) $2,500,000.00 from March 1 through September 30 of each year and $3,000,000.00 from October 1 of each year through February 28 of each subsequent year, plus

               (C) the lesser of (x) 50% of Eligible Raw Materials Inventory, or
               (y) $500,000.00, plus

               (D) on November 1, 2001 an overadvance (the "2001 Overadvance Limit") in an amount not to exceed $400,000.00 (which amount shall be increased to $500,000.00 upon receipt of evidence satisfactory to Lender that the entire $1,250,000.00 in Subordinated Indebtedness from the Johnston Family Charitable Foundation has been received by the Borrower). In each year thereafter, if but only if Lender, in its sole and absolute discretion, elects to make overadvance Revolving Advances, in any given fiscal year, commencing on November 1 of each year, an overadvance in the amount not to exceed $500,000.00 (the
               "Overadvance Limit"). The 2001 Overadvance Limit and each Overadvance Limit thereafter shall be automatically reduced to $400,000.00 on March 1 of the immediately following year, to $300,000.00 on April 1 of the immediately following year, to $200,000.00 on May 1 of the immediately following year and to

               $0.00 on June 1 of the immediately following year. No Overadvance Limit shall exist at any time from June 1 through October 31 in any year.

          (c) Romanette (xv) of the definition of "Eligible Accounts" contained in Section 1.1 of the Credit Agreement is hereby deleted and replaced as follows:

     (xv) Accounts owed by Marubeni, regardless of whether otherwise eligible, in excess of (1) 75% of total Accounts through and until May 30, 2002, and
     (2) 50% of total Accounts from and after May 30, 2002.

          (d) The definitions of "Capital Expenditures Floating Rate, "Overadvance Floating Rate", "Revolving Floating Rate" and "Term Floating Rate" contained in Section 1.1 of the Credit Agreement are hereby deleted and replaced as follows:

     "Capital Expenditures Floating Rate" means an annual rate equal to the sum of the Prime Rate plus three and one-quarter of one percent (3.25%). The Capital Expenditures Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus two and one-quarter of one percent (2.25%) on the first day of the first full month following Lender's receipt of Borrower's 2002 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Loss (exclusive of goodwill impairment, non-cash increase in the valuation allowance on deferred income tax assets, amortization of non-cash expenses associated with the issuance of warrants to the Johnston Family Charitable Foundation on October 26, 2001, non-cash expenses resulting from the conversion of subordinated debt (owed to the Johnston Family Charitable Foundation arising pursuant to an instrument dated October 26, 2001), to equity, expenses resulting from modifications to "in the money" options held by employees who lost their jobs in connection with the corporate restructuring approved on September 25, 2001 (collectively the "Fiscal Year 2002 Non-Cash Expenses")) for the Borrower's 2002 fiscal year of not more than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities decreased their aggregate Net Worth (exclusive of Fiscal Year 2002 Non-Cash Expenses) during Borrower's 2002 fiscal year by not more than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period, provided however, notwithstanding the above, the Capital Expenditures Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus one-quarter of one percent (0.25%) on the first day of the first full month following Lender's receipt of Borrower's 2002 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2002 fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2002 fiscal year by not less than $600,000.00, and
     (iii) there is not a then existing Event of Default or Default Period. If but only if said reduction is not achieved as provided above, the Capital Expenditures Floating Rate shall automatically be adjusted on the first day of the first full month following Lender's receipt of Borrower's audited financial statements complying with Section 6.1(a) below in any year subsequent to Borrower's 2002 fiscal year, to an annual rate equal to the sum of the Prime Rate plus one-quarter of one percent (0.25%) in the event that (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income (exclusive of amortization (not to exceed $300,000.00) of non-cash expenses associated with the issuance of warrants to the Johnston Family Charitable Foundation on October 26, 2001 (the "Non-Cash Warrant Expenses")) for any such fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth (exclusive of the Non-Cash Warrant Expenses) during any such fiscal year by not less than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period. The Capital Expenditures Floating Rate shall change when and as the Prime Rate changes.

     "Overadvance Floating Rate" means an annual rate equal to the sum of the Prime Rate plus five and one-quarter of one percent (5.25%). The Overadvance Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus four and one-quarter of one percent (4.25%) on the first day of the first full month following Lender's receipt of Borrower's 2002 fiscal year audited financial statements complying with
     Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Loss (exclusive of the Fiscal Year 2002 Non-Cash Expenses) for the Borrower's 2002 fiscal year of not more than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities decreased their aggregate Net Worth (exclusive of the Fiscal Year 2002 Non-Cash Expenses) during Borrower's 2002 fiscal year by not more than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period, provided however, notwithstanding the above, the Overadvance Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus two and one-quarter of one percent (2.25%) on the first day of the first full month following Lender's receipt of Borrower's 2002 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2002 fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2002 fiscal year by not less than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period. If but only if said reduction is not achieved as provided above, the Overadvance Floating Rate shall automatically be adjusted on the first day of the first full month following Lender's receipt of Borrower's audited financial statements complying with Section 6.1(a) below in any year subsequent to Borrower's 2002 fiscal year, to an annual rate equal to the sum of the Prime Rate plus two and one-quarter of one percent (2.25%) in the event that (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income (exclusive of the Non-Cash Warrant Expenses) for any such fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth (exclusive of the Non-Cash Warrant Expenses) during any such fiscal year by not less than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period. The Overadvance Floating Rate shall change when and as the Prime Rate changes.

     "Revolving Floating Rate" means an annual rate equal to the sum of the Prime Rate plus three and one-quarter of one percent (3.25%). The Revolving Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus two and one-quarter of one percent (2.25%) on the first day of the first full month following Lender's receipt of Borrower's 2002 fiscal year audited financial statements complying with
     Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Loss (exclusive of the Fiscal Year 2002 Non-Cash Expenses) for the Borrower's 2002 fiscal year of not more than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities decreased their aggregate Net Worth (exclusive of the Fiscal Year 2002 Non-Cash Expenses) during Borrower's 2002 fiscal year by not more than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period, provided however, notwithstanding the above, the Revolving Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus one-quarter of one percent (0.25%) on the first day of the first full month following Lender's receipt of Borrower's 2002 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the

     Covenant Entities have achieved a Net Income for the Borrower's 2002 fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2002 fiscal year by not less than $600,000.00, and
     (iii) there is not a then existing Event of Default or Default Period. If but only if said reduction is not achieved as provided above, the Revolving Floating Rate shall automatically be adjusted on the first day of the first full month following Lender's receipt of Borrower's audited financial statements complying with Section 6.1(a) below in any year subsequent to Borrower's 2002 fiscal year, to an annual rate equal to the sum of the Prime Rate plus one-quarter of one percent (0.25%) in the event that (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income (exclusive of the Non-Cash Warrant Expenses) for any such fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth (exclusive of the Non-Cash Warrant Expenses) during any such fiscal year by not less than $600,000.00, and
     (iii) there is not a then existing Event of Default or Default Period. The Revolving Floating Rate shall change when and as the Prime Rate changes.

     "Term Floating Rate" means an annual rate equal to the sum of the Prime Rate plus three and three-quarters of one percent (3.75%). The Term Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus two and three-quarters of one percent (2.75%) on the first day of the first full month following Lender's receipt of Borrower's 2002 fiscal year audited financial statements complying with
     Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Loss (exclusive of the Fiscal Year 2002 Non-Cash Expenses) for the Borrower's 2002 fiscal year of not more than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities decreased their aggregate Net Worth (exclusive of the Fiscal Year 2002 Non-Cash Expenses) during Borrower's 2002 fiscal year by not more than $600,000.00, and (iii) there is not a then existing Event of Default or Default Period, provided however, notwithstanding the above, the Term Floating Rate shall automatically be reduced to an annual rate equal to the sum of the Prime Rate plus three-quarters of one percent (0.75%) on the first day of the first full month following Lender's receipt of Borrower's 2002 fiscal year audited financial statements complying with Section 6.1(a) below, if but only if (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income for the Borrower's 2002 fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth during Borrower's 2002 fiscal year by not less than $600,000.00, and
     (iii) there is not a then existing Event of Default or Default Period. If but only if said reduction is not achieved as provided above, the Term Floating Rate shall automatically be adjusted on the first day of the first full month following Lender's receipt of Borrower's audited financial statements complying with Section 6.1(a) below in any year subsequent to Borrower's 2002 fiscal year, to an annual rate equal to the sum of the Prime Rate plus three-quarters of one percent (0.75%) in the event that (i) said financial statements indicate that the Borrower and the Covenant Entities have achieved a Net Income (exclusive of the Non-Cash Warrant Expenses) for any such fiscal year of not less than $600,000.00, (ii) said financial statements indicate that the Borrower and the Covenant Entities increased their aggregate Net Worth (exclusive of the Non-Cash Warrant Expenses) during any such fiscal year by not less than $600,000.00, and
     (iii) there is not a then existing Event of Default or Default Period. The Term Floating Rate shall change when and as the Prime Rate changes.

          (e) Section 1.2 of the Credit Agreement is amended to read as follows:

     "Section 1.2 OTHER DEFINITIONAL TERMS; RULES OF INTERPRETATION. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or". Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the Loan Documents), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), except where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder."

          (f) Section 3.6 of the Credit Agreement is amended by adding the following new sentence before the first sentence of that Section:

     The Borrower authorizes the Lender to file from time to time where permitted by law, such financing statements against collateral described as "all personal property" as the Lender deems necessary or useful to perfect the Security Interest.

          (g) Section 6.12 of the Credit Agreement is hereby deleted and replaced as follows:

     DEBT SERVICE COVERAGE RATIO. The Borrower covenants that FMM and FMS and the Covenant Entities shall, as of the last day of each fiscal quarter, on and after August 31, 2002, maintain a consolidated average minimum debt service coverage ratio (based upon the period set forth below) as follows:

     QUARTER ENDING               DEBT SERVICE COVERAGE RATIO
     --------------               ---------------------------
     August 31, 2002 and each     1.0 to 1 based upon the immediately preceding
     August 31 thereafter         three month period

     November 30, 2002 and
     each November 30             .75 to 1 based upon the immediately preceding
     thereafter                   six month period

     February 28, 2003 and
     each February 28             .75 to 1 based upon the immediately preceding
     thereafter                   nine month period

     May 31, 2003 and each        1.05 to 1 based upon the immediately preceding
     May 31 thereafter            twelve month period

          (h) Section 6.13 of the Credit Agreement is hereby deleted and replaced as follows:

     Section 6.13 NET WORTH. The Borrower covenants that as of May 31, 2001, the aggregate consolidated Net Worth of FMM, FMS and the Covenant Entities was $13,841,589.69. The Borrower covenants that said aggregate consolidated Net Worth as of the end of each future fiscal quarter end shall increase by not less than (or in the event a decrease is allowed, decrease by not more than) the amounts set forth below as measured from the immediately preceding fiscal year ending aggregate consolidated Net Worth.

                                                                  NET WORTH
     QUARTER ENDING                                          INCREASE (DECREASE)
     --------------                                          -------------------
     November 30, 2001                                         ($2,300,000.00)
     February 28, 2002                                         ($2,100,000.00)
     May 31, 2002                                              ($1,050,000.00)
     August 31, 2002 and each August 31 thereafter             $0.00
     November 30, 2002 and each November 30 thereafter         ($300,000.00)
     February 28, 2003 and each February 28 thereafter         ($100,000.00)
     May 31, 2003 and each May 31 thereafter                   $600,000.00

     For purposes of calculating the above covenants for the quarters ending November 30, 2001, February 28, 2002 and May 31, 2002 only, the calculation of the Net Worth Decrease shall exclude the Fiscal Year 2002 Non-Cash Expenses. For purposes of calculating the above covenants for the quarters in the Borrower's 2003 fiscal year only, the Net Worth Increase and Net Worth Decrease, as applicable, shall exclude the Non-Cash Warrant Expenses.

          (i) Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     Section 6.14 NET INCOME. The Borrower covenants that FMM, FMS and the Covenant Entities shall achieve an aggregate consolidated Net Income of at least (or, in the event a Net Loss is allowed for such fiscal quarter, a Net Loss of not more than) the amount set forth below for each fiscal quarter as measured from the immediately preceding fiscal year end.

     QUARTER ENDING                                            NET INCOME (LOSS)
     --------------                                            -----------------
     November 30, 2001                                         ($2,300,000.00)
     February 28, 2002                                         ($2,100,000.00)
     May 31, 2002                                              ($1,050,000.00)
     August 31, 2002 and each August 31 thereafter             $0.00
     November 30, 2002 and each November 30 thereafter         ($300,000.00)
     February 28, 2003 and each February 28 thereafter         ($100,000.00)
     May 31, 2003 and each  May 31 thereafter                  $600,000.00

     For purposes of calculating the above covenants for the quarters ending November 30, 2001, February 28, 2002 and May 31, 2002 only, the calculation of the Net Loss shall exclude the Fiscal Year 2002 Non-Cash Expenses. For purposes of calculating the above covenants for the quarters in the Borrower's 2003 fiscal year only, the Net Income and Net Loss, as applicable, shall exclude the Non-Cash Warrant Expenses.

          (j) Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     Section 6.15 MONTHLY NET INCOME/NET LOSS. The Borrower covenants that beginning with September 1, 2001, and continuing for each month thereafter, FMM, FMS and the Covenant Entities shall achieve an aggregate consolidated Net Income of not less than (or in the event a Net Loss is allowed for such month, a Net Loss of not more than) the amounts set forth below for each month as measured from the last day of the immediately preceding month.

     MONTH                                                 NET INCOME/(NET LOSS)
     -----                                                 ---------------------
     September, 2001                                       ($375,000.00)
     October, 2001                                         ($400,000.00)
     November, 2001                                        ($1,250,000.00)
     December, 2001                                        ($450,000.00)
     January, 2002                                         ($50,000.00)
     February, 2002                                        $50,000.00
     March, 2002                                           $200,000.00
     April, 2002                                           $200,000.00
     May, 2002                                             $200,000.00
     June of 2002 and each June thereafter                 $0.00

     MONTH                                                 NET INCOME/(NET LOSS)
     -----                                                 ---------------------
     July of 2002 and each July thereafter                 $0.00
     August of 2002 and each August thereafter             ($300,000.00)
     September of 2002 and each September thereafter       ($150,000.00)
     October of 2002 and each October thereafter           ($200,000.00)
     November of 2002 and each November thereafter         ($100,000.00)
     December of 2002 and each December thereafter         ($350,000.00)
     January, 2003 and each January thereafter             ($50,000.00)
     February, 2003 and each February thereafter           $0.00
     March, 2003 and each March thereafter                 $0.00
     April, 2003 and each April thereafter                 $0.00
     May, 2003 and each May thereafter                     $0.00

     For purposes of calculating the above covenants for the months through and until May 31, 2002 only, the calculation of the Net Income/Net Loss shall exclude the Fiscal Year 2002 Non-Cash Expenses. For purposes of calculating the above covenants for the months of June through October in the Borrower's 2003 fiscal year only, the calculation of the Net Income/Net Loss shall exclude the Non-Cash Warrant Expenses.

          (k) Section 7.10 of the Credit Agreement is hereby deleted and replaced as follows:

     CAPITAL EXPENDITURES. FMM, FMS and the Covenant Entities will not incur or contract to incur Capital Expenditures in the aggregate of more than $750,000.00 during the fiscal year. In addition, FMM, FMS and the Covenant Entities will not incur or contract to incur Capital Expenditures in excess of $500,000.00 in any one transaction without the prior approval of Lender which approval can be granted or withheld in Lender's sole discretion.

          (l) There is hereby added a new Section 8.1(u) to the Credit Agreement which provides as follows:

     "(u) Failure on the part of the Borrower to cause not less than $1,250,000.00 in Subordinated Indebtedness to be received by the Borrower from the Johnston Family Charitable Foundation on or before December 31, 2001."

     3. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     4. THE EQUIPMENT APPRAISAL. The Borrower, at its sole cost and expense, shall cause its Equipment to be appraised by Steve Feldmann (the "Appraisal").

     5. WAIVER OF DEFAULTS. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the "Existing Defaults"):

          (a) The Borrower and the Covenant Entities have failed to achieve the required Debt Service Coverage Ratio for the quarter ending August 31, 2001 in violation of Section 6.12 of the Credit Agreement.

          (b) The Borrower and the Covenant Entities have exceeded the permitted Net Worth Decrease for the quarter ending August 31, 2001 in violation of
Section 6.13 of the Credit Agreement.

          (c) The Borrower and the Covenant Entities have failed to achieve the required Net Income for the quarter ending August 31, 2001 in violation of
Section 6.14 of the Credit Agreement.

          (d) The Borrower and the Covenant Entities have exceeded the permitted Net Loss for the month ending August 31, 2001 in violation of Section 6.15 of the Credit Agreement.

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

     6. AMENDMENT FEE. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $25,000.00 in consideration of the Lender's execution and delivery of this Amendment.

     7. CONDITIONS PRECEDENT. This Amendment, and the waiver set forth in Paragraph 5 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          (a) The Subordination Agreement properly executed on behalf of the Borrower, the Covenant Entities and the Johnston Family Charitable Foundation.

          (b) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

          (c) A Certificate  of the  Secretary of the Borrower  certifying as to
(i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the certificate of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying as to the officers and agents of the Borrower who have been authorized to sign and to act on behalf of the Borrower and setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

          (d) An opinion of the Borrower's counsel as to the matters set forth in Paragraphs 8 (a) and 8(b) hereof and as to such other matters as the Lender shall require.

          (e) Payment of the fee described in Paragraph 6.

          (f) Such other matters as the Lender may require.

     8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not
(i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the certificate of incorporation or by-laws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) Except with respect to (i) the receipt by Borrower of a Notice of Violation dated October 24, 2000 from the State of Connecticut Department of Environmental Protection and (ii) the inclusion of the Torrington, Connecticut Premises on the Comprehensive Environmental Response, Compensation and Liability Information System, all of the representations and warranties contained in
Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     9. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     10. NO OTHER WAIVER. Except as set forth in Paragraph 5 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default, Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     11. RELEASE. The Borrower, and the Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     12. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 6 hereof.

     13. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                        WELLS FARGO BUSINESS CREDIT, INC.,
                                        a Minnesota corporation


                                        By /s/ Clifton Moschnik
                                           -------------------------------------
                                           Its Vice President


                                        FM PRECISION GOLF MANUFACTURING CORP.,
                                        a Delaware corporation


                                        By /s/ Kevin Neill
                                           -------------------------------------
                                           Its Chief Financial Officer


                                        FM PRECISION GOLF SALES CORP.,
                                        a Delaware corporation


                                        By /s/ Kevin Neill
                                           -------------------------------------
                                           Its Chief Financial Officer

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

     The  undersigned,  a guarantor of the  indebtedness  of FM  Precision  Golf
Manufacturing Corp., and FM Precision Golf Sales Corp., each Delaware corporations (collectively, jointly and severally, the "Borrowers") to Wells Fargo Business Credit, Inc., (the "Lender") pursuant to a Guaranty dated as of
October 9, 1998 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 11 of the Amendment) and execution thereof;
(iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                        ROYAL PRECISION, INC.,
                                        a Delaware corporation


                                        By /s/ Kevin Neill
                                           -------------------------------------
                                           Its Chief Financial Officer